November 20, 2001


                            THE FLORIDA STREET FUNDS
                            SUPPLEMENT TO PROSPECTUS
                              DATED MARCH 20, 2001



         The Board of Trustees of AmeriPrime Funds has determined to redeem all outstanding shares of the Florida Street Bond Fund and to cease the operations of the Fund.

         The Fund is no longer pursuing its stated investment objective and is in the process of liquidating its portfolio and investing in cash equivalents. These changes in strategy and investments will remain in effect until the Fund's shares have been redeemed. Shares of the Fund are no longer available for purchase but may be redeemed in accordance with the prospectus. No exchanges may be made. Any shareholders that have not redeemed their shares of the Fund prior to November 30, 2001 will have their shares automatically redeemed as of that date, with proceeds being sent to the address of record.

         Prior to November 30, 2001 you may redeem your account in accordance with the section titled "How to Redeem Shares" in the Prospectus. Please call shareholder services at 1-800-890-5344 for more information.






This Supplement, and the Prospectus dated March 20, 2001, contains information that you should know before investing in the Funds and should be retained for future reference. A Statement of Additional Information has been filed with the Securities and Exchange Commission dated March 20, 2001, which is incorporated herein by reference and can be obtained without charge by calling the Fund at 1-800-890-5344.